UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                          Amendment to Form 8-K
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                     03/12/03
Date of Earliest Event Reported:    03/12/03

                        WIRELESS DATA SOLUTIONS, INC.
          (Name of small business issuer as specified in its charter)

                      Commission File number 333-47395

        Utah                            93-0734888
(State of Incorporation)         (I.R.S. Employer Identification No.)

                          2233 Roosevelt Road
                                Suite #5
                          St. Cloud, MN 56301
                  (Address of principal executive offices)
                           (320)-203-7477
                       (Issuer's telephone number)

Item 5 OTHER EVENTS

The company has determined it will be unable to allocate sufficient funds to secure an audit for the fiscal year September 30,2002, and thus will be unable to comply with Securities and Exchange Commission Rules applicable to the annual report on form 10-KSB. The audited report will be filed as soon as cash flows permits. In lieu of filing the annual report on Form 10-KSB, the company herewith furnishes the information required by rule 15c2-11 adopted under the Securities and Exchange Act of 1935.

PART I

Except for the historical information contained herein, the following discussion contains forward-looking statements that involve risks and uncertainties. The Company's actual results could differ materially from those discussed here. Factors that could cause for contribute to such differences include, but are not limited to, those discussed in this section.

BUSINESS OVERVIEW

Wireless Data Solutions, Inc. (the company") develops and markets Digital wireless communications equipment for mobile fleet management in the U.S. foreign countries. The equipment is designed, assembled, and sold by Dinet, a wholly owned subsidiary of the Company. It has sold units to a number of different industries, including ready-mix concrete suppliers, taxicab companies, parcel delivery, vehicle towing, and public transportation. The large majority of its sales have been to the ready-mix segment. It transmits data using two-way radio, cellular, and CDPD (cellular digital packet data).

An enhancement to the Mobile Data terminals messaging capacity is its automatic vehicle location (AVL) feature. Automatic vehicle location is used to track vehicles; it can also be used to track other assets such as cargo containers. The unit to be tracked is fitted with a terminal that has a Global positioning system (GPS) receiver. The receiver gathers positioning information from the satellite system, which in turn sends the information to a base station. At the base station the location is then super imposed on a map of the country. Wireless Data's mapping system has a zoom feature which enables the people at the base station to look at the precise location of the asset be it a few miles or one thousand miles distant. Vehicle location or asset tracking is an emerging technology which the Company believes has almost unlimited applications.

The Company's principal office occupies 330 square feet and is located at 2233 Roosevelt Road Suite #5 St. Cloud, MN 56301. Its wholly owned subsidiary, Dinet, which occupies 4,800 square feet, is located in Oceanside, California, where it maintains a production and sales facility. It also has a small sales office in Severna Park, Maryland.

The company's transfer agent is Computer Share Investor Services, 350 Indiana St. Suite 800, Golden Colorado 80401

BUSINESS ISSUES

In fiscal 2002 the company continued to focus on the readi-mix market. However like the general economy the readi-mix industry, taken as a whole, was contracting. Sales of all types of equipment to this market segment where off for the most part. Our best estimate was a 25% decline. The decline in sales and resulting decline in cash flow, further exacerbated our situation because the company was not able to allocate the necessary funds, for product development, so the company could improve its competitive posture. The company recognized that product improvement alone would not provide the inputs that were needed to maximize the value of the company to its shareholders. Consequently a decision had previously been made that advanced auto-status and other new technologies would be acquired rather than developed internally. The rational was based on the projected high research and development costs and long time frame associated with internal development. Research has determined that there exists a broad variety of hardware and software products, with significant market, potential that have been designed in small private companies and are under exploited due to the lack of available capital to market and manufacture the new technology.

A significant decrease in revenue has made the implementation of our acquisition strategy more difficult. The company did do a private placement and raised $150,000, which was used for working capital and permitted the company to bring its audits current through 6/30/2002. In addition, management also decided that it was important to reduce the debt on the WDS balance sheet so that WDS would be able to resume acquisition and/or merger discussion with a more attractive vehicle. WDS was able to eliminate over $400,000 in debt in exchange for common stock. The stock issued or to be issued will be restricted.

In a further cost cutting move, Mr. Blankenburg who has served as CEO and President of Wireless Data Solutions, since the 3rd Quarter of 1999 resigned as a full time employee, however he will continue to pursue the acquisition/merger strategy as a consultant. He will remain as a director, which will allow the company to avail itself of his area of expertise. Patrick Makovec who has served as chairman since 1999 will absorb the duties of CEO and president.
The preceding discussion outlines the steps that management of WDS has taken to position the company to acquire new technology or complete a merger with a private company that has unique technology but is unable to acquire the capital essential to exploit their growth opportunities. Our ability to execute this strategy is critical to the continued growth and survival of WDS.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The management team presently consists of two members.


Robert Chase

Robert Chase succeeded Brian Blankenburg as President of Dinet, the Company' wholly owned subsidiary. Mr. Chase has 25 years of experience in operations and start-up marketing and sales programs with wireless related companies. For the past seven years he has consulted to Fortune 1000 ranked companies within the wireless industry as a partner with Severin Chase. Prior to his consulting role, he held various executive management positions with Digital Mobile Communications, Pacific Telesis, General Electric, and Motorola. Bob Chase owns approximately 2% of the common stock outstanding.

Patrick L. Makovec

Secretary and Treasurer of the Company, Mr. Makovec has been an officer and board member of the Company since December 1987. He was instrumental in discovering Dinet, and evaluating it prior to is acquisition by the Company. He was also involved in the restructuring of Dinet to strengthen the base from which to move it forward. He is the Board Chairman and Secretary/Treasurer of Dinet. He was formerly the President of Tel Corp. Leasing in St. Cloud, MN, and holds a M.S. Degree in Accounting form the University of Wisconsin. He owns approximately 8% of the shares outstanding.


















































WIRELESS DATA SOLUTIONS, INC. AND SUBSIDIARY
Consolidated Financial Statements
For the Year Ended September 30, 2002
(UNAUDITED)


















                  WIRELESS DATA SOLUTIONS, INC. AND SUBSIDIARY
Consolidated Balance Sheet
September 30,2002


Assets

Current Assets                                       2002		2001
                                                   (unaudited)  (Audited)

    Cash and Cash Equivalents	                       $75,121    $12,001
    Trade Accounts receivable, net off estimated
    Allowance for doubtful accounts of $64,478         96,113    134,155
    Inventory                                          79,617    124,541
    Prepaid Expenses                                        -      4,848

                         Total Current Assets         $250,851   275,545


Property and Equipment

    Office Fixtures and Equipment                     72,049     59,155
    Leasehold Improvements                                 -     12,894

     Less:  Accumulated Depreciation                 52,807      36,515

                  Net Property and Equipment          19,241     35,534

Other Assets

   Security Deposits                                   5,636     5,636

                               Total Assets          $275,728    $316,715



      Liabilities and Stockholder's Equity (Deficiency)


Current Liabilities:
    Note Payable-Stockholder                        $50,000     $50,000
    Accounts Payable and accrued expenses            23,840     313,269
    Advance from Customers                              -       5,828
    Other Current Liabilities                         8,667     3,665

			Total Current Liabilities          282,507    372,762

Other Liabilities:
    Due to Officers                                   21,336    20,596

				    Total Liabilities        303,843    393,358

Minority interests in consolidated subsidiaries      20,000     20,000





Commitment and Contingencies

Stockholders Equity
      Preferred Stock, $.002 par value; 3,000,000 shares
	authorized; no shares issued or outstanding          -        -
      Common Stock, $.001 par value; 25,000,000shares
	authorized; 15,142,434 issued	                    15,142     10,967
      Common Stock to be issued                        410,126    593,729
      Additional Paid in Capital                      2,373,962   2,026,534
      Accumulated Deficit                            2,847,345)  (2,727,873)

			Total Stockholder's Deficiency       (48,115)   (96,643)

	Total Liabilities and Stockholder Deficiency     $275,728   $316,715




WIRELESS DATA SOLUTIONS, INC. AND SUBSIDIARY
Consolidated Statements of Operations
For the Years Ended September 30, 2002 and 2001

Revenue						2002		2001
						    (Unaudited) (Audited)
    Net Product Sales			    $938,281   $1,225,630
    Repairs and Maintenance			55,538	49,660
    Miscellaneous Income			  263
    Product Development				   -		    -

			Total Revenue		994,082	1,275,290

Cost of Sales					345,689	 402,873

Gross Profit					648,393	 872,417

Operating Expenses				762,870	1,502,762

Operating Income (loss)				(114,477) 	(630,345)

Other Income (Expense)
	Interest Income				   5		   2,220
	Interest Expense				 5,000
	Lawsuit settlement			   -		     -
	Other Expenses				   -		     -

	Total Other Income (Expense)		 4,995	   2,220

Loss before provision for income taxes	(119,472)	 (628,125)
Provision for income taxes			   800 	    800

				Net Loss		(120,272)	($628,925)

Basic and diluted (loss) per common share	 (0.009)	   (0.057)

Weighted Average common shares outstanding 13,265,333	10,954,621


		WIRELESS DATA SOLUTIONS, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows
For the Year Ended September 30, 2002


Cash Provided by (used in)					9/30/2002	9/30/2001
     									(Unaudited)	(Audited)
Operating Activities:
            	Net Income (loss)				(119,472)	($628,925)
	Adjustments to reconcile net loss to net cash
		provided by (used in) operating activities:
		Depreciation					   16,293 	   16,016
	      Issuance of common stock for services	   18,000	   10,005
	       Non-Cash compensation				     -	   138,933
	       Provision for doubtful accounts		     -	    42,828
	   (Increase) decrease in assets:
	       Accounts receivable				   38,042 	  (79,496)
	       Inventory					         44,924 	    55,539
	       Prepaid Expenses and other assets		    4,848 	     7,523
	   Increase (decrease) in liabilities:
	       Accounts Payable and accrued expenses      (89,429)	   169,048
	       Advances from customers			   (5,828)	  (19,317)
	       Other Current Liabilities			    5,002 	   (9,427)
	       Due to officers					    740 	    3,063
	       Accrued lawsuit settlement			     -	       -

		Net Cash used in operating activities    (104,880)	  (294,210)

Cash Flows from Investing Activities:
	       Purchase of property and equipment		    -	          (6,535)


Cash Flows from Financing Activities:
	    Proceeds from issuance of notes receivable      -		     50,000
          Proceeds from issuance of common stock        150,000 	        -
          Proceeds from stock to be issued		    -	              -
          Repayment to officers				    -	              -

		Net Cash provided by financing activities	   150,000 	    50,000

	Net Increase (decrease)in Cash and Cash Equivalents 45,120	 (250,745)

Cash and cash equivalents, beginning of period		    12,001 	  262,746

        Cash and Cash equivalents, end of period	   $57,121 	  $12,001

Supplemental Information:
    Cash Paid for Income Taxes				   $800 	      $800







WIRELESS DATA SOLUTIONS
         Consolidated Statement of Changes in Stockholders Equity
                       For the year ended September 30,2002
                              Common Stock

                      Number               Additional
                        Of                 Paid-In	     Accumulated
                      Shares      Amount   Capital         Deficit

Balance,Sept.30,2000   10,917,124  10,917   2,007,834       (2,098,948)

Issuance of Common Stock 50,000    50       18,700            -
  For services at
  $.375 Per share

Stock to be issued       -           -         -              -
Net Loss                 -           -         -            (628,925)
Balance Sept 30,2001  10,967,124    10,967     2,026,534   (2,727,873)
(Audited)

Issuance of common stock
  For services at
  $.04 per share        450,000      450      17,550            -
Issuance of common stock
  For debt reduction
  At $.41 per share   182,296         182      74,818           -
Issuance for common stock
  For debt reduction
  At $.20 per share    543,014         543      108,060          -
Issuance of common stock
  For working capital
  At $.05 per share    3,000,000       3,000     147,000         -
Balance Sept 30, 2002      -             -         -         (119,472)
   (Unaudited)
                       15,142,434     $15,142   $2,373,962 ($2,847,345)


















WIRELESS DATA SOLUTIONS
         Consolidated Statement of Changes in Stockholders Equity
                       For the year ended September 30,2002





			         Common Stock          Total
                           To be Issued
Balance,Sept.30,2000       29,545               (50,652)

Issuance of Common Stock
     For services at
  $.375 Per share         (8,745)                10,005
Stock to be issued        572,929               572,929

Net Loss                  -                    (628,925)
Balance Sept 30,2001      593,729              (96,643)
(Audited)
Issuance of common stock
  For services at
    $.04 per share          -                      18,000
Issuance of common stock
  For debt reduction
  At $.41 per share       (75,000)                 -
Issuance for common stock
  For debt reduction
  At $.20 per share        (108,603)               -

Issuance of common stock
  For working capital
  At $.05 per share           -                150,000
Net loss for fiscal year end   -               (119,472)
Balance Sept 30, 2002
  (Unaudited)
                       $410,126          $48,115


















MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULT OF OPERATIONS

Liquidity and Capital Resources

The company's current assets totaled approximately $251,000 compared to $275,545 one year ago. Total current liabilities totaled approximately $282,000 compared to $372,000 in the prior year. Cash was up approximately 63,000 over the previous year. Accounts receivable and inventory reflects the reduced sales in 2002. While Sales are running slightly of last year as the company closes in at Mid-year 2003, the company fully realizes that its long-term survivability rests in increasing sales substantially, which need to be accomplished through the merger/acquisition strategy.




RESULTS OF OPERATIONS

Revenues declined by approximately $281,000 compared to fiscal year 2001. 2002 losses totaled approximately $119,000 compared to $628,000 one year ago. Vigorous cost cutting was the major factor in avoiding the fiscal disaster of 2001. The general economic conditions along with the need for advanced technology were viewed as the major factors in the sales decline.




SUBSEQUENT EVENTS

None to Report


MARKET PRICE OF COMMON EQUITY

Quarter Ending		High Bid		Low Bid

12/31/00			1/8			10/100

3/31/01			7/16			15/32

6/30/01			5/16			5/16

9/30/01			1/8			1/8

12/31/01			5/32			1/8

3/28/02			1/6			1/32

6/28/02			1/16			1/16

9/30/02			1/32			1/32






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 12, 2003 WIRELESS DATA SOLUTIONS, INC.

/s/ Patrick Makovec

							    Patrick Makovec
							    Chairman of the Board